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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 30, 2000


          CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2000, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 2000-A3 Mortgage Pass-Through Certificates, Series 2000-A3).

                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                Delaware                   333-72655           95-4449516
      (State or Other Jurisdiction        (Commission       (I.R.S. Employer
           of Incorporation)               File Number)     Identification No.)

           4500 Park Granada
          Calabasas, California                                     91302
          ---------------------                                  --------
          (Address of Principal                                  (Zip Code)
            Executive Offices)

       Registrant's telephone number, including area code (818) 304-5591
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Item 5. Other Events.

          On March 30, 2000, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac, Inc. ("IndyMac"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2000-A3 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    Not applicable.

    Not applicable.

    Exhibits:

  99.1. Pooling and Servicing Agreement, dated as of March 1, 2000, by and among the Company, IndyMac and the Trustee.



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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWMBS, INC.



                                                   By:  /s/ Celia Coulter
                                                       ----------------------
                                                        Celia Coulter
                                                        Vice President

Dated:  November 13, 2000


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                                 Exhibit Index

Exhibit                                                                   Page

         99.1.    Pooling and Servicing Agreement,
                  dated as of March 1, 2000, by and
                  among, the Company, IndyMac and
                  the Trustee                                              5